UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-08699

Name of Fund:  Merrill Lynch U.S. High Yield Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S. High Yield Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/03

Date of reporting period: 04/01/02 - 3/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
March 31, 2003


Merrill Lynch
U.S. High Yield Fund, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless ccompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch U.S. High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH U.S. HIGH YIELD FUND, INC.


Portfolio
Profile
(unaudited)


                                        Percent of
Quality Ratings by S&P            Long-Term Investments

BBB                                         4%
BB                                         15
B                                          55
CCC                                        22
NR (Not Rated)                              4



                                        Percent of
Five Largest Industries                 Net Assets

Utility                                     8.4%
Energy--Other                               8.4
Wireless*                                   6.9
Leisure                                     5.3
Cable--U.S.*                                4.4

*Includes combined holdings.




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


DEAR SHAREHOLDER


Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way. Although the redesignation took effect just after the close of the Fund's period, we have provided Fund performance as of March 31, 2003 to reflect the new share class designations.


The High Yield Market Overview
Strength early in the fiscal year was followed by a protracted decline culminating in October 2002. The market rallied sharply from that point and closed the 12-month period ended March 31, 2003 in positive territory, with a +7.52% total return as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index. By contrast, the same period was a persistently more difficult one for equity markets, with the unmanaged Standard & Poor's 500 (S&P 500) Index returning -24.75% for the 12 months ended March 31, 2003.

In spring and summer 2002, the high yield market came under pressure as investment-grade bondholders unloaded corporate issues that were downgraded from investment-grade to below-investment-grade status. A high level of defaults also had an impact on the market. By August, the market had started on an uptrend that was abruptly reversed downward in September, as the high yield market began to fall in line with equity markets. Selling pressure was heavy, with the market establishing a low on or about October 10, 2002.

The fourth quarter of 2002 brought a high yield market rally in sync with that of the equity market as it recovered from its mid-October lows. The year-end rally continued into the new year, as the high yield market generally exhibited strengthening fundamentals, reflecting a stabilizing economy and improving corporate earnings. In addition, the high yield market benefited as investors began searching for yield and a healthy alternative to lackluster equity markets. High yield securities appeared reasonably valued, with an 825 basis point (8.25%) yield spread over ten-year U.S. Treasury notes as of March 31, 2003, down from the historically high levels reached in October 2002. As measured by Moody's Investors Service, the default rate by high yield corporate borrowers fell to 6.9% in March. This compared to 7.7% in February and represented a significant drop from the peak of 10.7% in January 2002. This declining trend is expected to continue and is helping to increase investment demand in the high yield sector.

While we view the market with caution given current geopolitical and economic uncertainty, we note that optimistic signs have emerged in the high yield marketplace as a whole. As an asset category, the high yield market was a strong performer in the first quarter of 2003, posting a total return of +6.9% as measured by the CSFB High Yield Index, and +2.56% in March. Although the current positive trend could still be overwhelmed by adverse events, the market is demonstrating the value potential available in high yield securities. We believe that, in the longer term, this value will be realized.


Fiscal Year in Review
For the 12-month period ended March 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +3.70%, +3.17%, +3.12% and +3.96%, respectively. (Results shown do not include sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
5 - 7 of this report to shareholders.) The Fund underperformed the unmanaged benchmark CSFB High Yield Index, which returned +7.52% for the same period. For the six-month period ended March 31, 2003, the Fund's Class A, Class B, Class C and Class I Shares returned +14.39%, +14.10%, +14.07% and +14.53%, respectively, outpacing the
CSFB High Yield Index, which posted a return of +13.23% for the same period.

The start of the fiscal year was marked by severe price weakness in the portfolio's telecommunications, utility and cable holdings, which contributed to the Fund's underperformance compared to the benchmark early on. We addressed the lackluster performance by working to realign the portfolio--selling certain distressed holdings when their recovery prospects warranted and trimming stronger credits with prices that were deemed to be in excess of their underlying intrinsic value. Our goals were to improve overall quality and increase the level of current income. Our strategies began to pay off in the second half of the period.

The Trust experienced a relatively high turnover during the six-month period from September 30, 2002 to March 31, 2003. We reduced positions in certain seasoned issues that rallied sharply since October and sold new issues that reached our price objectives. Security selection in cable, utilities, wireless, telecommunication services, chemicals, energy - other, and distressed credits benefited the Fund's performance. An overweight position compared to the benchmark in the wireless segment of the telecommunication services sector (Nextel, Nextel Partners, Nextel International, Millicom and wireless telecommunications tower companies) also contributed incremental return. Our cable positions brought price improvement from depressed levels, especially Adelphia and Charter, and the Trust's utility holdings (both independent power producers and investor-owned utilities) positioned the portfolio to benefit from a rally in this sector. Overall, the Trust was well-positioned in the utility, independent power producer and wireless telecommunications sectors, which added incrementally to performance.

Our realignment activity continues. During the first quarter of 2003, we participated actively in the new-issue calendar, which helped to benefit Fund performance during the six-month period ended March 31, 2003. The market appetite for new issues has been voracious as of late, pushing post-offering prices to several point premiums. As of March 31, 2003, new issues in the high yield market totaled about $24.5 billion in 79 transactions, with proceeds used primarily for bank and other debt repayment. We believe the calendar will continue to be heavy, particularly as investment bankers and their clients seek to take advantage of the dramatic improvement in the market and the large surge of funds committed to high yield investing.


Investment Outlook
In our opinion, the high yield market outlook continues to be favorable. We anticipate a lower level of defaults, although still high by historical measures, and substantial net inflows of capital into the high yield marketplace as investors seek to take advantage of perceived total return opportunities. We expect a record level of new issuance and refinancing activity, especially in the first half of the year. However, the coming months also may bring continued price volatility with a strong market bias to lower interest rates (higher prices) and a reduction in spreads compared to Treasury issues by 100 basis points - 200 basis points.

We seek to continue to reduce the portfolio's cash position as appropriate investment opportunities present themselves. We also plan to participate in the new-issue calendar, although with increasing caution given the reduced yields currently available. The lower-quality sector of the high yield market has rallied sharply but still offers good value in places. Our overall strategy is to continue repositioning the portfolio and to move toward a more conservative posture, emphasizing manufacturing and service industries. We believe the market has the potential to produce a double-digit total return for 2003 as it builds on the performance of the first three months and earns its coupon.


In Conclusion
We appreciate your investment in Merrill Lynch U.S. High Yield Fund, Inc., and we look forward to serving your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(B. Daniel Evans)
B. Daniel Evans
Vice President and Portfolio Manager



April 23, 2003




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003

PORTFOLIO INFORMATION (unaudited)

                                                                                                                 Percent of
                 As of March 31, 2003                                                                            Net Assets
Ten Largest
Corporate Holdings

JP Morgan        The JP Morgan High Yield Debt Index consists of 100 credit default swaps referencing a                2.2%
                 diversified pool of U.S. high yield credits. The product is designed to provide investors with the ability to trade a liquid, diversified basket of credits that is highly correlated with the JP Morgan Domestic High Yield Index.

Hexcel           Hexcel develops, manufactures and markets reinforcement products, composite materials and              1.8
Corporation      engineered products. The company's products are used in the commercial aerospace, space and defense, electronics, general industrial and recreation markets for a variety of end products.

Qwest*           Qwest is a local and long-distance telecommunications provider, having acquired the RBOC US            1.8
                 West in July 2000. It serves 11 million local lines, predominantly in the Western and Mountain
                 United States. Asset sales, debt reduction and new management have helped this company rebound from poor transactions and former senior management team direction.

Protection       Protection One provides monitoring and related security services to residential and commercial         1.7
One Alarm        subscribers in North America.
Monitoring

Insight          Insight is a 1.3 million-subscriber cable television system operator, focusing primarily on            1.7
Communications   midsize cities in Indiana, Kentucky, Ohio and Illinois. Besides standard cable television service, the company offers interactive digital video and high-speed data access. Insight is
                 50% owned by Comcast Corporation.

Eagle-Picher     Eagle-Picher is a diversified manufacturer of products for automotive, defense and aerospace           1.6
Industries       applications in addition to other industrial arenas. The company mines for rare metals and earth materials used in purity filtration; produces printed packaging for the dairy and confectionery industries; and manufactures earth-moving equipment, special purpose batteries for aerospace and defense use and trim parts for cars and trucks.

Sierra Pacific   Sierra Pacific Resources is the holding company for two utilities, Nevada Power Company and            1.6
Resources*       Sierra Pacific Power Company. Both utilities primarily serve the state of Nevada.

Williams         Williams Companies is involved in a number of energy-related businesses. Activities include            1.5
Companies, Inc.  transport and storage of natural gas and other petroleum products, as well as oil and gas exploration and production. The company is also a refiner of petroleum products and trades energy and related commodities.

Primedia, Inc.   Primedia, a media company, provides specialized information in the consumer, business-to-              1.5
                 business, and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational networks.

Calpine          Calpine has managed to avoid the full brunt of the current low power price environment                 1.5
Corporation*     because approximately 50% of its ongoing output is under long-term contract. We expect the company to continue to enter into such contracts until it completes its construction plan, after which it should be in a position to begin to reduce overall debt.


*Includes combined holdings.



PERFORMANCE DATA


About Fund
Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


PERFORMANCE DATA (concluded)

Recent
Performance
Results


                                                  6-Month        12-Month    Since Inception     Standardized
As of March 31, 2003                            Total Return   Total Return    Total Return      30-day Yield
ML U.S. High Yield Fund, Inc. Class A Shares*      +14.39%        + 3.70%        - 4.27%            9.33%
ML U.S. High Yield Fund, Inc. Class B Shares*      +14.10         + 3.17         - 6.65             9.20
ML U.S. High Yield Fund, Inc. Class C Shares*      +14.07         + 3.12         - 6.87             9.14
ML U.S. High Yield Fund, Inc. Class I Shares*      +14.53         + 3.96         - 3.08             9.59
ML U.S. High Yield Fund, Inc. Class R Shares*        --             --           + 7.33             9.68
CSFB High Yield Index**                            +13.23         + 7.52      +10.32/+4.07            --
Merrill Lynch High Yield Master Index**            +14.03         + 3.65      + 9.33/+3.91            --
Ten-Year U.S. Treasury Securities***               + 1.50         +10.31      +39.25/+1.05            --


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's inception dates are from 5/01/98 for Class A, Class B,
Class C & Class I Shares and from 1/03/03 for Class R Shares.
**Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total returns for CSFB High Yield Index and Merrill Lynch High Yield
Master Index are from 5/31/98 and 1/31/03, respectively.
***Since inception total returns are from 5/31/98 and 1/31/03, respectively.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML U.S. High Yield Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Credit Suisse First Boston High Yield
Index++++. Values illustrated are as follow:


ML U.S. High Yield Fund, Inc.++
Class A Shares*

Date                       Value

5/1/1998*                $ 9,600.00
March 1999               $ 9,819.00
March 2000               $ 9,595.00
March 2001               $ 9,015.00
March 2002               $ 8,863.00
March 2003               $ 9,190.00


ML U.S. High Yield Fund, Inc.++
Class B Shares*

Date                       Value

5/1/1998*                $10,000.00
March 1999               $10,180.00
March 2000               $ 9,898.00
March 2001               $ 9,252.00
March 2002               $ 9,049.00
March 2003               $ 9,220.00


Credit Suisse First Boston
High Yield Index++++

Date                       Value

5/1/1998*                $10,000.00
March 1999               $ 9,822.00
March 2000               $ 9,852.00
March 2001               $ 9,927.00
March 2002               $10,261.00
March 2003               $11,033.00



A line graph illustrating the growth of a $10,000 investment in ML U.S. High Yield Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in Credit Suisse First Boston High Yield
Index++++. Values illustrated are as follow:


ML U.S. High Yield Fund, Inc.++
Class C Shares*

Date                       Value

5/1/1998*                $10,000.00
March 1999               $10,175.00
March 2000               $ 9,888.00
March 2001               $ 9,238.00
March 2002               $ 9,031.00
March 2003               $ 9,313.00


ML U.S. High Yield Fund, Inc.++
Class I Shares*

Date                       Value

5/1/1998*                $ 9,600.00
March 1999               $ 9,841.00
March 2000               $ 9,642.00
March 2001               $ 9,082.00
March 2002               $ 8,951.00
March 2003               $ 9,305.00


Credit Suisse First Boston
High Yield Index++++

Date                       Value

5/1/1998*                $10,000.00
March 1999               $ 9,822.00
March 2000               $ 9,852.00
March 2001               $ 9,927.00
March 2002               $10,261.00
March 2003               $11,033.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master U.S. High Yield Trust. The Trust invests primarily in a diversified portfolio of corporate fixed-income securities that are rated in the lower rating categories of the established rating services (BBB/Baa or lower). ++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of securities rated BBB or below. The starting date for the Index in each of the graphs is from 5/31/98.

Past performance is not predictive of future performance.



Average Annual
Total Return



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/03                     +3.70%         -0.45%
Inception (5/01/98) through 3/31/03        -0.88          -1.70

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 3/31/03                     +3.17%         -0.60%
Inception (5/01/98) through 3/31/03        -1.39          -1.64

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 3/31/03                     +3.12%         +2.18%
Inception (5/01/98) through 3/31/03        -1.44          -1.44

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/03                     +3.96%         -0.20%
Inception (5/01/98) through 3/31/03        -0.63          -1.46

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


Aggregate
Total Return



                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03)
through 3/31/03                                           +7.33%




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.        As of March 31, 2003
Assets:           Investment in Master U.S. High Yield Trust, at value
                  (identified cost--$600,784,169)                                                            $  477,083,117
                  Prepaid registration fees                                                                          63,715
                                                                                                             --------------
                  Total assets                                                                                  477,146,832
                                                                                                             --------------

Liabilities:      Payables:
                     Dividends to shareholders                                             $    1,245,736
                     Distributor                                                                  227,938
                     Administrator                                                                 86,301         1,559,975
                                                                                           --------------
                  Accrued expenses                                                                                  112,274
                                                                                                             --------------
                  Total liabilities                                                                               1,672,249
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  475,474,583
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                          $    1,074,297
                  Class B Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               4,791,069
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,549,293
                  Class I Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                 858,959
                  Class R Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                                       2
                  Paid-in capital in excess of par                                                              773,242,928
                  Undistributed investment income--net                                     $    5,868,355
                  Accumulated realized capital losses on investments from the Trust--net    (188,209,268)
                  Unrealized depreciation on investments from the Trust--net                (123,701,052)
                                                                                           --------------
                  Total accumulated losses--net                                                               (306,041,965)
                                                                                                             --------------
                  Net assets                                                                                 $  475,474,583
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $61,749,331 and 10,742,966
Value:                     shares outstanding                                                                $         5.75
                                                                                                             ==============
                  Class B--Based on net assets of $275,333,828 and 47,910,689
                           shares outstanding                                                                $         5.75
                                                                                                             ==============
                  Class C--Based on net assets of $89,032,594 and 15,492,933
                           shares outstanding                                                                $         5.75
                                                                                                             ==============
                  Class I--Based on net assets of $49,358,721 and 8,589,590
                           shares outstanding                                                                $         5.75
                                                                                                             ==============
                  Class R--Based on net assets of $108.63 and 18.90 shares outstanding                       $         5.75
                                                                                                             ==============

See Notes to Financial Statements.




STATEMENT OF OPERATIONS

MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.        For the Year Ended March 31, 2003
Investment        Net investment income allocated from the Trust:
Income From the      Interest                                                                                $   48,767,311
Trust--Net:          Dividends                                                                                    1,459,404
                     Securities lending--net                                                                         23,786
                     Other                                                                                          350,996
                     Expenses                                                                                   (2,067,519)
                                                                                                             --------------
                  Net investment income from the Trust                                                           48,533,978
                                                                                                             --------------

Expenses:         Account maintenance and distribution fees--Class B                       $    2,119,181
                  Administration fees                                                           1,160,568
                  Account maintenance and distribution fees--Class C                              661,478
                  Transfer agent fees--Class B                                                    305,640
                  Account maintenance fees--Class A                                               153,981
                  Transfer agent fees--Class C                                                     88,832
                  Registration fees                                                                84,979
                  Printing and shareholder reports                                                 60,629
                  Transfer agent fees--Class A                                                     55,457
                  Transfer agent fees--Class I                                                     33,560
                  Professional fees                                                                29,009
                  Other                                                                            28,658
                                                                                           --------------
                  Total expenses                                                                                  4,781,972
                                                                                                             --------------
                  Investment income--net                                                                         43,752,006
                                                                                                             --------------

Realized &        Realized loss on investments from the Trust--net                                             (99,465,380)
Unrealized        Change in unrealized depreciation on investments from the Trust--net                           63,932,084
Gain (Loss)                                                                                                  --------------
From the          Total realized and unrealized loss from the Trust--net                                       (35,533,296)
Trust--Net:                                                                                                  --------------
                  Net Increase in Net Assets Resulting from Operations                                       $    8,218,710
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the
MERRILL LYNCH                                                                                         Year Ended
U.S. HIGH YIELD                                                                                       March 31,
FUND, INC.        Increase (Decrease) in Net Assets:                                           2003               2002
Operations:       Investment income--net                                                   $   43,752,006    $   55,403,838
                  Realized loss on investments from the Trust--net                           (99,465,380)      (72,375,738)
                  Change in unrealized depreciation on investments from the Trust--net         63,932,084         5,704,308
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets resulting from operations               8,218,710      (11,267,592)
                                                                                           --------------    --------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                  (5,882,812)       (2,878,326)
                     Class B                                                                 (25,806,996)      (33,921,986)
                     Class C                                                                  (7,517,719)       (8,328,201)
                     Class I                                                                  (3,721,769)       (7,553,545)
                     Class R                                                                          (3)                --
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from dividends to shareholders        (42,929,299)      (52,682,058)
                                                                                           --------------    --------------

Capital Stock     Net increase (decrease) in net assets derived from capital share
Transactions:     transactions                                                               (33,536,560)        47,739,381
                                                                                           --------------    --------------

Net Assets:       Total decrease in net assets                                               (68,247,149)      (16,210,269)
                  Beginning of year                                                           543,721,732       559,932,001
                                                                                           --------------    --------------
                  End of year*                                                             $  475,474,583    $  543,721,732
                                                                                           ==============    ==============

                  *Undistributed investment income--net                                    $    5,868,355     $   6,852,937
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                       Class A***
                  The following per share data and ratios                                                       For the
                  have been derived from information                                                             Period
MERRILL LYNCH     provided in the financial statements.                                                      May 1, 1998++
U.S. HIGH YIELD                                                         For the Year Ended March 31,          to March 31,
FUND, INC.        Increase (Decrease) in Net Asset Value:        2003         2002      2001+++++       2000      1999
Per Share         Net asset value, beginning of period        $    6.11    $    6.89    $    8.26    $    9.42    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net                        .56++++      .67++++          .93          .88          .77
                  Realized and unrealized loss on
                  investments and from the Trust--net             (.37)        (.80)       (1.37)       (1.07)        (.58)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .19        (.13)        (.44)        (.19)          .19
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions:
                     Investment income--net                       (.55)        (.65)        (.92)        (.88)        (.77)
                     In excess of investment income--net             --           --        (.01)        (.01)           --
                     In excess of realized gain on
                     investments--net                                --           --           --        (.08)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions               (.55)        (.65)        (.93)        (.97)        (.77)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    5.75    $    6.11    $    6.89    $    8.26    $    9.42
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share              3.70%      (1.71%)      (6.08%)      (2.22%)     2.28%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses, net of reimbursement++++++            1.08%        1.06%        1.01%        1.06%        .75%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Expenses++++++                                  1.08%        1.06%        1.01%        1.06%       1.01%*
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          9.73%       10.71%       11.56%        9.73%       9.10%*
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  61,749    $  78,704    $  76,904    $  62,423    $  74,017
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                                 --           --           --       59.25%       49.40%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
***Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


FINANCIAL HIGHLIGHTS (continued)
                                                                                        Class B
                  The following per share data and ratios                                                       For the
                  have been derived from information                                                             Period
MERRILL LYNCH     provided in the financial statements.                                                      May 1, 1998++
U.S. HIGH YIELD                                                         For the Year Ended March 31,          to March 31,
FUND, INC.        Increase (Decrease) in Net Asset Value:        2003         2002      2001+++++       2000      1999
Per Share         Net asset value, beginning of period        $    6.11    $    6.89    $    8.26    $    9.42    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net                        .52++++      .65++++          .89          .83          .73
                  Realized and unrealized loss on
                  investments and from the Trust--net             (.36)        (.81)       (1.37)       (1.07)        (.58)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .16        (.16)        (.48)        (.24)          .15
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions:
                     Investment income--net                       (.52)        (.62)        (.88)        (.83)        (.73)
                     In excess of investment income--net             --           --        (.01)        (.01)           --
                     In excess of realized gain on
                     investments--net                                --           --           --        (.08)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions               (.52)        (.62)        (.89)        (.92)        (.73)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    5.75    $    6.11    $    6.89    $    8.26    $    9.42
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share              3.17%      (2.21%)      (6.56%)      (2.72%)     1.80%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses, net of reimbursement++++++            1.60%        1.58%        1.52%        1.57%       1.27%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Expenses++++++                                  1.60%        1.58%        1.52%        1.57%       1.52%*
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          9.31%       10.29%       11.11%        9.24%       8.61%*
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $ 275,334    $ 334,584    $ 373,545    $ 468,705    $ 502,377
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                                 --           --           --       59.25%       49.40%
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements



FINANCIAL HIGHLIGHTS (continued)
                                                                                        Class C
                  The following per share data and ratios                                                       For the
                  have been derived from information                                                             Period
MERRILL LYNCH     provided in the financial statements.                                                      May 1, 1998++
U.S. HIGH YIELD                                                         For the Year Ended March 31,          to March 31,
FUND, INC.        Increase (Decrease) in Net Asset Value:        2003         2002      2001+++++       2000      1999
Per Share         Net asset value, beginning of period        $    6.11    $    6.89    $    8.26    $    9.42    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net                        .52++++      .65++++          .89          .83          .72
                  Realized and unrealized loss on
                  investments and from the Trust--net             (.37)        (.81)       (1.37)       (1.07)        (.58)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .15        (.16)        (.48)        (.24)          .14
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions:
                     Investment income--net                       (.51)        (.62)        (.88)        (.83)        (.72)
                     In excess of investment income--net             --           --        (.01)        (.01)           --
                     In excess of realized gain on
                     investments--net                                --           --           --        (.08)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions               (.51)        (.62)        (.89)        (.92)        (.72)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    5.75    $    6.11    $    6.89    $    8.26    $    9.42
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share              3.12%      (2.26%)      (6.61%)      (2.76%)     1.75%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses, net of reimbursement++++++            1.65%        1.63%        1.57%        1.62%       1.31%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Expenses++++++                                  1.65%        1.63%        1.57%        1.62%       1.57%*
                                                              =========    =========    =========    =========    =========
                  Investment income--net                          9.27%       10.20%       11.02%        9.17%       8.53%*
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  89,033    $  92,234    $  85,821    $  93,985    $ 119,281
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                                 --           --           --       59.25%       49.40%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


FINANCIAL HIGHLIGHTS (continued)
                                                                                       Class I***
                  The following per share data and ratios                                                       For the
                  have been derived from information                                                             Period
MERRILL LYNCH     provided in the financial statements.                                                      May 1, 1998++
U.S. HIGH YIELD                                                         For the Year Ended March 31,          to March 31,
FUND, INC.        Increase (Decrease) in Net Asset Value:        2003         2002      2001+++++       2000      1999
Per Share         Net asset value, beginning of period        $    6.11    $    6.89    $    8.26    $    9.42    $   10.00
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net                        .56++++      .68++++          .85          .90          .79
                  Realized and unrealized loss on
                  investments and from the Trust--net             (.36)        (.79)       (1.37)       (1.07)        (.58)
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .20        (.11)        (.52)        (.17)          .21
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions:
                     Investment income--net                       (.56)        (.67)        (.84)        (.90)        (.79)
                     In excess of investment income--net             --           --        (.01)        (.01)           --
                     In excess of realized gain on
                     investments--net                                --           --           --        (.08)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions               (.56)        (.67)        (.85)        (.99)        (.79)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    5.75    $    6.11    $    6.89    $    8.26    $    9.42
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share              3.96%      (1.46%)      (5.84%)      (1.97%)     2.51%+++
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses, net of reimbursement++++++             .83%         .81%         .76%         .81%        .52%*
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Expenses++++++                                   .83%         .81%         .76%         .81%        .76%*
                                                              =========    =========    =========    =========    =========
                  Investment income--net                         10.13%       10.85%       11.64%        9.97%       9.39%*
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  49,359    $  38,200    $  23,662    $  11,427    $  12,864
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                                 --           --           --       59.25%       49.40%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
***Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++On September 1, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements



FINANCIAL HIGHLIGHTS (concluded)
                                                                                                                Class R

                  The following per share data and ratios                                                       For the
                  have been derived from information                                                             Period
MERRILL LYNCH     provided in the financial statements.                                                      Jan. 3, 2003++
U.S. HIGH YIELD                                                                                               to March 31,
FUND, INC.        Increase (Decrease) in Net Asset Value:                                                         2003
Per Share         Net asset value, beginning of period                                                         $       5.49
Operating                                                                                                      ------------
Performance:      Investment income--net++++                                                                            .14
                  Realized and unrealized gain on investments and from the Trust--net                                   .26
                                                                                                               ------------
                  Total from investment operations                                                                      .40
                                                                                                               ------------
                  Less dividends from investment income--net                                                          (.14)
                                                                                                               ------------
                  Net asset value, end of period                                                               $       5.75
                                                                                                               ============

Total             Based on net asset value per share                                                               7.33%+++
Investment                                                                                                     ============
Return:**

Ratios to         Expenses++++++                                                                                     1.29%*
Average                                                                                                        ============
Net Assets:       Investment income--net                                                                             9.42%*
                                                                                                               ============


Supplemental      Net assets, end of period (in thousands)                                                          --+++++
Data:                                                                                                          ============


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
++++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $1,000.

See Notes to Financial Statements




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


NOTES TO FINANCIAL STATEMENTS


MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.


1. Significant Accounting Policies:
Merrill Lynch U.S. High Yield Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master U.S. High Yield Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Fund owned by the Trust at March 31, 2003 was 100%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributed to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $1,807,289 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:


                          Account
                        Maintenance         Distribution
                            Fee                  Fee

Class A                      .25%                 --
Class B                      .25%               .50%
Class C                      .25%               .55%
Class R                      .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended March 31, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                            FAMD              MLPF&S

Class A                    $4,967            $46,707
Class I                    $  163            $ 1,238


For the year ended March 31, 2003, MLPF&S received contingent deferred sales charges of $547,152 and $36,337 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $9,301 relating to transactions subject to front-end sales charge waivers in Class I Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the year ended March 31, 2003 were $232,354,298 and $313,462,708, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was ($33,536,560) and $47,739,381 for the years ended March 31, 2003 and March 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended March 31, 2003++                  Shares            Amount

Shares sold                            4,308,462     $   24,943,070
Automatic conversion of shares           655,327          3,702,799
Shares issued to shareholders
in reinvestment of dividends             273,461          1,532,930

                                  --------------     --------------
Total issued                           5,237,250         30,178,799
Shares redeemed                      (7,375,227)       (40,877,533)
                                  --------------     --------------
Net decrease                         (2,137,977)     $ (10,698,734)
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                               Dollar
Ended March 31, 2002++                  Shares            Amount

Shares sold                            8,562,910     $   53,518,321
Automatic conversion of shares           411,613          2,651,353
Shares issued to shareholders
in reinvestment of dividends             435,586          2,780,731
                                  --------------     --------------
Total issued                           9,410,109         58,950,405
Shares redeemed                      (7,683,727)       (49,498,837)
                                  --------------     --------------
Net increase                           1,726,382     $    9,451,568
                                  ==============     ==============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the Year                               Dollar
Ended March 31, 2003                    Shares            Amount

Shares sold                            8,339,617     $   46,897,652
Shares issued resulting from
reorganization                           195,316          1,112,740
Shares issued to shareholders
in reinvestment of dividends           1,843,202         10,341,894
                                  --------------     --------------
Total issued                          10,378,135         58,352,286
Automatic conversion of shares         (655,334)        (3,702,799)
Shares redeemed                     (16,564,442)       (92,974,119)
                                  --------------     --------------
Net decrease                         (6,841,641)     $ (38,324,632)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended March 31, 2002                    Shares            Amount

Shares sold                           12,541,097     $   79,910,642
Shares issued to shareholders
in reinvestment of dividends           2,137,367         13,572,282
                                  --------------     --------------
Total issued                          14,678,464         93,482,924
Automatic conversion of shares         (411,525)        (2,651,353)
Shares redeemed                     (13,694,231)       (86,707,994)
                                  --------------     --------------
Net increase                             572,708     $    4,123,577
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended March 31, 2003                    Shares            Amount

Shares sold                            5,420,097     $   30,629,182
Shares issued resulting from
reorganization                            86,433            492,408
Shares issued to shareholders
in reinvestment of dividends             655,981          3,679,160
                                  --------------     --------------
Total issued                           6,162,511         34,800,750
Shares redeemed                      (5,764,101)       (32,146,650)
                                  --------------     --------------
Net increase                             398,410     $    2,654,100
                                  ==============     ==============



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


MERRILL LYNCH
U.S. HIGH YIELD
FUND, INC.


Class C Shares for the Year                               Dollar
Ended March 31, 2002                    Shares            Amount

Shares sold                            6,593,350     $   41,739,614
Shares issued to shareholders
in reinvestment of dividends             605,472          3,835,843
                                  --------------     --------------
Total issued                           7,198,822         45,575,457
Shares redeemed                      (4,552,798)       (28,739,305)
                                  --------------     --------------
Net increase                           2,646,024     $   16,836,152
                                  ==============     ==============



Class I Shares for the Year                               Dollar
Ended March 31, 2003++                  Shares            Amount

Shares sold                            7,907,736     $   44,176,245
Shares issued to shareholders
in reinvestment of dividends             197,960          1,111,422
                                  --------------     --------------
Total issued                           8,105,696         45,287,667
Shares redeemed                      (5,768,570)       (32,455,064)
                                  --------------     --------------
Net increase                           2,337,126     $   12,832,603
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                               Dollar
Ended March 31, 2002++                  Shares            Amount

Shares sold                            6,681,965     $   41,354,304
Shares issued to shareholders
in reinvestment of dividends             191,152          1,206,313
                                  --------------     --------------
Total issued                           6,873,117         42,560,617
Shares redeemed                      (4,053,703)       (25,232,533)
                                  --------------     --------------
Net increase                           2,819,414     $   17,328,084
                                  ==============     ==============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the Period                             Dollar
January 3, 2003++ to March 31, 2003     Shares            Amount

Shares sold                                   19     $          100
Shares issued to shareholders
in reinvestment of dividends                 --*                  3
                                  --------------     --------------
Net increase                                  19     $          103
                                  ==============     ==============

++Commencement of operations.
*Amount is less than 1 share.



5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2003 and March 31, 2002 was as follows:



                                      3/31/2003        3/31/2002
Distributions paid from:
   Ordinary income                   $42,929,299     $   52,682,058
                                  --------------     --------------
Total taxable distributions          $42,929,299     $   52,682,058
                                  ==============     ==============


As of March 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (144,728,800)*
Unrealized losses--net                              (161,313,165)**
                                                    ---------------
Total accumulated losses--net                       $ (306,041,965)
                                                    ===============

*On March 31, 2003, the Fund had a net capital loss carryforward of $144,728,800, of which $15,062,164 expires in 2009, $47,658,889 expires in 2010 and $82,007,747 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


6. Acquisition of Mercury U.S. High Yield Fund, Inc.:
On March 24, 2003, the Fund acquired all of the net assets of Mercury U.S. High Yield Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 224,592 shares of common stock of Mercury U.S. High Yield Fund, Inc. for 281,750 shares of common stock of the Fund. Mercury U.S. High Yield Fund, Inc.'s net assets on that date of $1,605,148, including $353,242 of net unrealized depreciation and $233,195 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $470,760,306.




INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Merrill Lynch U.S. High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S. High Yield Fund, Inc. as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 20, 2003



IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid monthly by Merrill Lynch U.S. High Yield Fund, Inc., 3.65% qualifies for the dividends received deduction for corporations.

Please retain this information for your records.




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


SCHEDULE OF INVESTMENTS

                Master U.S. High Yield Trust

                  S&P       Moody's      Face
INDUSTRIES     Ratings++    Ratings++   Amount                     Corporate Bonds                                 Value
Aerospace &       CCC+      Caa2  $ 9,625,000   Hexcel Corporation, 9.75% due 1/15/2009                        $  8,710,625
Defense--1.8%

Airlines--0.9%    BB-       B1      5,000,000   American Airlines, 7.80% due 10/01/2006                           2,347,643
                  D         Ca      7,500,000   USAir Inc., 10.375% due 3/01/2013 (b)                             1,725,000
                                                                                                               ------------
                                                                                                                  4,072,643

Automotive--0.7%  NR*       NR*     9,947,273   Federal-Mogul Corporation, 7.375% due 1/15/2006 (b)               1,293,146
                  B         B3      2,849,000   Metaldyne Corporation, 11% due 6/15/2012                          2,243,588
                                                                                                               ------------
                                                                                                                  3,536,734

Broadcasting--    CCC+      NR*     6,750,000   Acme Television/Finance, 10.875% due 9/30/2004                    6,952,500
2.3%              B-        B3        450,000   Entravision Communications Corporation, 8.125% due 3/15/2009        462,375
                  B-        Ba3     3,500,000   Panamsat Corporation, 8.50% due 2/01/2012                         3,605,000
                                                                                                               ------------
                                                                                                                 11,019,875

Cable--           C         Caa2    5,950,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007             4,403,000
International--   D         Ca      8,000,000   United Pan-Europe Communications, 13.466%** due 2/01/2010 (b)       500,000
1.0%                                                                                                           ------------
                                                                                                                  4,903,000

Cable--U.S.--4.3%                               Adelphia Communications Corporation (b):
                  NR*       NR*       800,000      9.25% (f)                                                        324,000
                  NR*       NR*     1,450,000      9.375% due 11/15/2009                                            594,500
                  NR*       NR*       175,000      10.875% due 10/01/2010                                            70,874
                  NR*       NR*       975,000      10.25% due 6/15/2011                                             404,624
                  B+        B2      1,000,000   CSC Holdings Inc., 10.50% due 5/15/2016                           1,092,500
                                                Charter Communications Holdings, LLC:
                  CCC-      Ca      4,481,666      8.625% due 4/01/2009                                           2,072,771
                  CCC-      Ca      3,000,000      10% due 4/01/2009                                              1,387,500
                  CCC-      Ca      1,200,000      10.75% due 10/01/2009                                            555,000
                  B         B1      3,250,000   DirecTV Holdings, 8.375% due 3/15/2013 (d)                        3,583,125
                  B-        Caa1    8,150,000   Insight Communications, 12.328%** due 2/15/2011                   5,786,500
                  B+        B2      2,150,000   Insight Midwest, LP, 9.75% due 10/01/2009 (d)                     2,219,875
                  NR*       NR*     3,000,000   Olympus Communications LP/Capital Corp., 10.625% due
                                                11/15/2006 (b)                                                    2,640,000
                                                                                                               ------------
                                                                                                                 20,731,269

Chemicals--3.4%   B         B3      2,000,000   Huntsman International LLC, 9.875% due 3/01/2009                  2,130,000
                  B+        Ba3     1,100,000   IMC Global Inc., 7.625% due 11/01/2005                            1,111,000
                  BB-       B2      5,000,000   ISP ChemCo., 10.25% due 7/01/2011                                 5,387,500
                  BB-       Ba3     3,750,000   MacDermid, Inc., 9.125% due 7/15/2011                             4,125,000
                  NR*       NR*     2,000,000   Noveon International Inc., 13% due 8/31/2011 (c)                  2,000,000
                  B         Caa3    1,925,000   Terra Industries, 10.50% due 6/15/2005                            1,636,250
                                                                                                               ------------
                                                                                                                 16,389,750

Consumer          BB+       Ba3     2,975,000   American Greetings, 11.75% due 7/15/2008                          3,376,625
Products--4.1%    B-        B2      1,825,000   Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                    2,002,938
                  BB+       Ba1     3,500,000   Briggs & Stratton Corporation, 8.875% due 3/15/2011               3,780,000
                  NR*       NR*    10,000,000   Corning Consumer Products, 9.625% due 5/01/2008 (b)                 500,000
                  NR*       NR*    10,000,000   Galey & Lord, Inc., 9.125% due 3/01/2008 (b)                        175,000
                  B-        B2      2,675,000   Remington Arms Company, 10.50% due 2/01/2011 (d)                  2,862,250
                  BB        B1        775,000   Russell Corporation, 9.25% due 5/01/2010                            837,000
                  B-        B3      1,150,000   United Industries Corporation, 9.875% due 4/01/2009 (d)           1,198,875
                  B-        B2      4,000,000   Universal City Development, 11.75% due 4/01/2010 (d)              4,025,000
                                                Westpoint Stevens Inc.:
                  CCC+      Ca      1,250,000      7.875% due 6/15/2005                                             387,500
                  CCC+      Ca      1,500,000      7.875% due 6/15/2008                                             450,000
                                                                                                               ------------
                                                                                                                 19,595,188

Diversified                                     Houghton Mifflin Company (d):
Media--2.5%       B         B2      1,325,000      8.25% due 2/01/2011                                            1,417,750
                  B         B3        525,000      9.875% due 2/01/2013                                             567,000
                  B         B2      1,550,000   PEI Holdings Inc., 11% due 3/15/2010 (d)                          1,623,625
                  B         B3      3,500,000   Primedia, Inc., 7.625% due 4/01/2008                              3,368,750
                  BBB       Baa2    4,800,000   World Color Press Inc., 7.75% due 2/15/2009                       4,942,094
                                                                                                               ------------
                                                                                                                 11,919,219

Energy--                                        El Paso Energy Corporation:
Other--8.4%       B         Caa1    3,350,000      6.75% due 5/15/2009                                            2,696,750
                  B         Caa1    1,900,000      7% due 5/15/2011                                               1,501,000
                  B         Caa1      500,000      7.75% due 1/15/2032                                              357,500
                                                Giant Industries, Inc.:
                  B-        B3      1,350,000      9% due 9/01/2007                                               1,167,750
                  B-        B3        500,000      11% due 5/15/2012                                                442,500
                  B+        B2      3,675,000   Hanover Equipment Trust, 8.75% due 9/01/2011                      3,564,750
                  BB        Ba2     3,875,000   Key Energy Services Inc., 8.375% due 3/01/2008                    4,117,188
                  CCC       B3      5,000,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                         4,400,000
                  B+        B1      2,675,000   Parker Drilling Company, 10.125% due 11/15/2009                   2,808,750
                  B         B2      1,650,000   Plains E&P Company, 8.75% due 7/01/2012                           1,716,000
                  B         B3      5,000,000   Star Gas Partners, LP, 10.25% due 2/15/2013 (d)                   4,950,000
                  B         B3      5,450,000   Tesoro Petroleum Corp., 9% due 7/01/2008                          4,659,750
                  B         B2      2,950,000   Trico Marine Services, 8.875% due 5/15/2012                       2,743,500
                  B-        B3      6,000,000   United Refining Co., 10.75% due 6/15/2007                         4,920,000
                                                                                                               ------------
                                                                                                                 40,045,438

Financial--0.3%   NR*       NR*     4,000,000   Finova Group Inc., 7.50% due 11/15/2009                           1,410,000

Food & Drug--0.0% NR*      NR*     8,500,000   Ameriserve Food Distributors, 8.875% due 10/15/2006 (b)               85,000
                  NR*       NR*     5,000,000   Nebco Evans Holding Co., 12.375%** due 7/15/2007 (b)                    500
                                                                                                               ------------
                                                                                                                     85,500




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


SCHEDULE OF INVESTMENTS (continued)

                Master U.S. High Yield Trust (continued)

                  S&P       Moody's      Face
INDUSTRIES     Ratings++    Ratings++   Amount                     Corporate Bonds                                 Value
Food/Tobacco--    B         B3    $ 1,450,000   American Seafood Group LLC, 10.125% due 4/15/2010              $  1,533,375
2.2%              NR*       NR*       598,038   Archibald Candy Corporation, 10% due 11/01/2007                     538,234
                  B         B2      4,000,000   Del Monte Corporation, 9.25% due 5/15/2011                        4,265,000
                  B-        B2      1,475,000   Doane Pet Care Company, 10.75% due 3/01/2010 (d)                  1,511,875
                  B+        B2      2,375,000   Dole Foods Company, 8.875% due 3/15/2011 (d)                      2,470,000
                                                                                                               ------------
                                                                                                                 10,318,484

Forrest           B-        B3      1,800,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)                1,941,750
Products--3.2%                                  Doman Industries Limited (b):
                  D         Ca      5,000,000      8.75% due 3/15/2004                                              725,000
                  D         Ca      5,000,000      9.25% due 11/15/2007                                             725,000
                  BB+       Ba2     5,000,000   Georgia Pacific Corporation, 9.375% due 2/01/2013 (d)             5,275,000
                  B         B2      4,000,000   MDP Acquisitions PLC, 9.625% due 10/01/2012 (d)                   4,215,000
                  BB+       Ba1     2,250,000   Tembec Industries Inc., 7.75% due 3/15/2012                       2,216,250
                                                                                                               ------------
                                                                                                                 15,098,000

Gaming--3.7%      B+        B1      2,450,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                      2,590,875
                  BB-       Ba3     2,000,000   Mandalay Resort Group, 10.25% due 8/01/2007                       2,162,500
                  B-        B3      5,200,000   Trump Holdings & Funding, 11.625% due 3/15/2010 (d)               4,979,000
                  B-        B3      5,975,000   Venetian Casino, 11% due 6/15/2010                                6,251,344
                  CCC+      B3      1,350,000   Wynn Las Vegas LLC, 12% due 11/01/2010                            1,410,750
                                                                                                               ------------
                                                                                                                 17,394,469

Health            B-        Caa2    5,500,000   ALARIS Medical Inc., 14.995%** due 8/01/2008                      5,610,000
Care--2.1%        B+        B2        700,000   Fisher Scientific International, 8.125% due 5/01/2012               745,500
                  BB-       Ba2     1,681,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008          1,731,430
                  B+        NR*     1,175,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008 (Convertible)         992,875
                  BB-       Ba3     1,000,000   Ventas Realty LP, 9% due 5/01/2012                                1,070,000
                                                                                                               ------------
                                                                                                                 10,149,805

Housing--1.4%     B         B2      3,250,000   Building Materials Corporation, 8.625% due 12/15/2006             2,786,875
                  B-        B2      2,700,000   Champion Home Builders, 11.25% due 4/15/2007                      2,305,125
                  BB-       Ba3     1,537,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                 1,567,740
                                                                                                               ------------
                                                                                                                  6,659,740

Information       B         B1      4,500,000   Amkor Technology Inc., 9.25% due 2/15/2008                        4,410,000
Technology--1.8%  CCC+     Caa1    4,550,000   On Semiconductor Corporation, 13% due 5/15/2008                   4,299,750
                                                                                                               ------------
                                                                                                                  8,709,750

Leisure--5.3%                                   Felcor Lodging L.P.:
                  B+        Ba3     3,000,000      9.50% due 9/15/2008                                            2,745,000
                  B+        Ba3     1,000,000      8.50% due 6/01/2011                                              872,500
                  BBB-      Ba1     2,000,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                    2,065,000
                  B+        Ba3     5,000,000   Host Marriott LP, 8.375% due 2/15/2006                            4,887,500
                  BBB-      Ba1     3,000,000   ITT Corporation (New), 7.75% due 11/15/2025                       2,760,000
                  B+        B1      3,000,000   Intrawest Corporation, 10.50% due 2/01/2010                       3,217,500
                  B         B2      5,000,000   John Q. Hammons Hotels, 8.875% due 5/15/2012                      4,875,000
                                                Meristar Hospitality Corp.:
                  B-        B2      3,000,000      9% due 1/15/2008                                               2,565,000
                  B-        B2      1,225,000      10.50% due 6/15/2009                                           1,096,375
                                                                                                               ------------
                                                                                                                 25,083,875

Manufacturing--   B-        Caa1    9,625,000   Eagle-Picher Industries, 9.375% due 3/01/2008                     7,844,375
4.2%              CCC-      Caa1    2,775,000   International Wire Group, Inc., 11.75% due 6/01/2005              1,803,750
                  B-        B3        550,000   Rexnord Corporation, 10.125% due 12/15/2012 (d)                     584,375
                  D         Ca      6,000,000   Thermadyne Manufacturing, 9.875% due 6/01/2008 (b)                  600,000
                  CCC+      B3      5,550,000   Trench Electric SA and Trench Inc., 10.25% due 12/15/2007         4,162,500
                  B         B3      1,350,000   Trimas Corporation, 9.875% due 6/15/2012                          1,363,500
                                                Tyco International Group SA:
                  BBB-      Ba2     1,000,000      6.375% due 2/15/2006                                             975,000
                  BBB-      Ba2     2,050,000      6.375% due 10/15/2011                                          1,916,750
                  BBB-      Ba2       875,000      2.75% due 1/15/2018 (Convertible)(d)                             809,375
                                                                                                               ------------
                                                                                                                 20,059,625

Metal--           B-        B2      3,750,000   Freeport-McMoran C & G, 10.125% due 2/01/2010                     3,885,938
Other--1.0%       NR*       NR*     7,500,000   Kaiser Aluminum & Chemical Corp., 12.75% (b)(f)                     300,000
                  NR*       NR*     2,000,000   Ormet Corporation, 11% due 8/15/2008 (d)                            700,000
                                                                                                               ------------
                                                                                                                  4,885,938

Multi-Sector      NR*       B3     10,000,000   JP Morgan, 9.70% due 11/15/2007                                  10,375,000
Holdings--2.2%

Oil Refineries--  B+        Ba3     4,000,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (d)            4,190,000
0.9%

Packaging--3.7%   B+        B2      3,425,000   Anchor Glass Container, 11% due 2/15/2013 (d)                     3,544,875
                                                Crown Euro Holdings SA (d):
                  B+        B1      1,800,000      9.50% due 3/01/2011                                            1,797,750
                  B         B2      2,100,000      10.875% due 3/01/2013                                          2,123,625
                                                Owens-Illinois Inc.:
                  B+        B3      3,000,000      7.85% due 5/15/2004                                            3,007,500
                  B+        B3      3,000,000      7.15% due 5/15/2005                                            2,970,000
                  B-        Caa1    2,000,000   Pliant Corporation, 13% due 6/01/2010                             1,820,000
                  CCC+      Caa1    4,000,000   US Can Corporation, 12.375% due 10/01/2010                        2,550,000
                                                                                                               ------------
                                                                                                                 17,813,750




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


SCHEDULE OF INVESTMENTS (continued)

                Master U.S. High Yield Trust (continued)

                  S&P       Moody's      Face
INDUSTRIES     Ratings++    Ratings++   Amount                     Corporate Bonds                                 Value
Service--4.2%     BB-       Ba3   $ 4,000,000   Allied Waste North America, 8.875% due 4/01/2008               $  4,235,000
                  D         C       7,500,000   Anthony Crane Rental LP, 10.375% due 8/01/2008                      300,000
                  B         B2      1,325,000   Coinmach Corporation, 9% due 2/01/2010                            1,399,531
                  B-        B3      2,150,000   Kindercare Learning Centers, Inc., 9.50% due 2/15/2009            2,096,250
                  CCC+      Caa3   10,800,000   Protection One Alarm Monitoring, 8.125% due 1/15/2009             8,208,000
                  BB        Ba2     3,750,000   Shaw Group Inc., 10.75% due 3/15/2010 (d)                         3,712,500
                                                                                                               ------------
                                                                                                                 19,951,281

Steel--1.5%       B         B3      4,200,000   UCAR Finance Inc., 10.25% due 2/15/2012                           3,738,000
                  CCC+      Caa2    9,100,000   WCI Steel Inc., 10% due 12/01/2004                                2,730,000
                  CCC-      Caa3    5,775,000   Weirton Steel Corporation, .50%** due 4/01/2008                     577,500
                                                                                                               ------------
                                                                                                                  7,045,500

Telecommuni-      CCC+      Caa2    4,700,000   Qwest Capital Funding, 5.875% due 8/03/2004                       4,253,500
cations--2.6%     CCC+      NR*     4,025,000   Qwest Services Corporation, 13.50% due 12/15/2010 (d)             4,246,375
                                                WorldCom, Inc. (b):
                  NR*       NR*     2,100,000      7.875% due 5/15/2003                                             561,750
                  NR*       NR*     2,000,000      6.25% due 8/15/2003                                              535,000
                  NR*       NR*    10,600,000      7.50% due 5/15/2011                                            2,835,500
                                                                                                               ------------
                                                                                                                 12,432,125

Transportation--  B+        B1      3,900,000   General Maritime Corporation, 10% due 3/15/2013 (d)               3,978,000
0.9%              BB-       Ba3       400,000   Stena AB, 9.625% due 12/01/2012                                     414,000
                                                                                                               ------------
                                                                                                                  4,392,000

Utility--8.4%                                   The AES Corporation:
                  B-        Caa1    8,950,000      8.375% due 8/15/2007                                           5,996,500
                  B-        B3      1,075,000      8.875% due 2/15/2011                                             881,500
                  B+        B3      2,350,000   CMS Energy Corporation, 8.50% due 4/15/2011                       1,997,500
                                                Calpine Corporation:
                  B+        B1        175,000      4% due 12/26/2006 (Convertible)(d)                               114,625
                  B+        B1     10,000,000      7.875% due 4/01/2008                                           5,600,000
                  B+        B1      2,000,000      8.50% due 2/15/2011                                            1,120,000
                  B         B3      3,000,000   Illinois Power Corporation, 11.50% due 12/15/2010 (d)             3,165,000
                                                Mirant Americas Generation LLC:
                  B         B3      1,000,000      7.625% due 5/01/2006                                             605,000
                  B         B3      3,425,000      8.30% due 5/01/2011                                            1,746,750
                  B-        B3      5,000,000   Mission Energy Holdings, 13.50% due 7/15/2008                     1,825,000
                  BB        Ba2     2,500,000   Nevada Power Co., 10.875% due 10/15/2009 (d)                      2,587,500
                  B+        B3        250,000   Northwest Pipeline Corporation, 8.125% due 3/01/2010 (d)            261,250
                  BB        Ba2     5,000,000   Sierra Pacific Power Company, 8% due 6/01/2008                    4,850,000
                  B+        B1        525,000   Southern Natural Gas, 8.875% due 3/15/2010 (d)                      553,875
                  BB-       Ba2     1,600,000   Western Resources Inc., 9.75% due 5/01/2007                       1,708,000
                  B         Caa1    8,400,000   Williams Companies Inc., 7.125% due 9/01/2011                     7,224,000
                                                                                                               ------------
                                                                                                                 40,236,500

Wireless--5.1%    CCC       B3        950,000   American Tower Escrow, 12.248%** due 8/01/2008                      627,000
                  CCC       Caa1    5,925,000   American Tower Systems Corporation, 9.375% due 2/01/2009          5,332,500
                  CCC+      Caa1    6,194,000   Loral Cyberstar Inc., 10% due 7/15/2006                           2,539,540
                  C         Caa3    6,450,000   Millicom International Cellular S.A., 13.50% due 6/01/2006        4,450,500
                  CCC+      Caa1    5,425,000   Nextel Partners Inc., 10.18%** due 2/01/2009                      4,991,000
                                                Telesystem International Wireless:
                  CCC+      NR*     3,891,000      14% due 12/30/2003                                             3,618,630
                  CCC+      Ca        652,000      14% due 12/30/2003 (d)                                           606,360
                  BBB       Baa2    1,717,000   Tritel PCS Inc., 10.375% due 1/15/2011                            1,978,843
                                                                                                               ------------
                                                                                                                 24,144,373

                                                Total Investments in Corporate Bonds
                                                (Cost--$511,468,570)--84.1%                                     401,359,456


                                        Shares
                                         Held                       Common Stocks
Cable--                                29,245   NTL Incorporated (b)                                                259,111
International--0.1%

Food/Tobacco--                          3,249   Archibald Candy Corporation (b)                                     302,157
0.1%

Information                            56,812   Dictaphone Corporation (b)                                          255,654
Technology--0.0%                    5,000,000   LLC Dictaphone (b)                                                       50
                                                                                                               ------------
                                                                                                                    255,704

                                                Total Investments in Common Stocks
                                                (Cost--$8,181,906)--0.2%                                            816,972


                                                                   Preferred Stocks
Cable--                                    37   NTL Europe, Inc.                                                        120
International--0.0%

Cable--U.S.--0.1%                       2,000   CSC Holdings Inc. (c)                                               204,500

Diversified                            50,000   Primedia, Inc. (Series H)                                         3,800,000
Media--0.8%

Food & Drug--0.0%                       6,208   Nebco Evans Holding Co. (b)(c)                                           62

Steel--0.0%                            94,500   Weirton Steel Corporation (Convertible)                             141,750

Wireless--1.8%                          5,212   Crown Castle International Corporation (b)(c)                     4,221,720
                                        2,844   Nextel Communications, Inc. (Series D)(c)                         3,028,860
                                        4,253   Rural Cellular Corp. (Series B)(c)                                1,446,020
                                                                                                               ------------
                                                                                                                  8,696,600

                                                Total Investments in Preferred Stocks
                                                (Cost--$17,981,839)--2.7%                                        12,843,032



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


SCHEDULE OF INVESTMENTS (concluded)

                Master U.S. High Yield Trust (concluded)

                                        Shares
INDUSTRIES                               Held                        Warrants (a)                                  Value
Information                            51,289   Dictaphone Corporation                                         $      6,411
Technology--0.0%

Packaging--0.0%                         3,250   Pliant Corporation                                                    3,250

Steel--0.0%                             7,000   Republic Technologies                                                    70

Wireless--0.0%                         61,075   Loral Space & Communications                                            611

                                                Total Warrants (Cost--$1,098,539)--0.0%                              10,342



                                      Beneficial
                                       Interest                 Short-Term Securities
                                  $55,948,283   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (e)      55,948,283

                                                Total Short-Term Securities (Cost--$55,948,283)--11.7%           55,948,283

                  Total Investments (Cost--$594,679,137)--98.7%                                                 470,978,085
                  Other Assets Less Liabilities--1.3%                                                             6,105,032
                                                                                                               ------------
                  Net Assets--100.0%                                                                           $477,083,117
                                                                                                               ============

*Not Rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Trust.
(a)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Non-income producing security.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Act of 1940) are as follows:


                                       Net              Interest
Affiliate                            Activity            Income

Merrill Lynch Liquidity Series,
LLC Cash Sweep Series 1            $55,948,283         $ 232,937


(f)Maturity of this security is pending as a result of bankruptcy proceedings.
++Ratings of issues are unaudited.

See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES

MASTER U.S. HIGH
YIELD TRUST       As of March 31, 2003
Assets:           Investments, at value (identified cost--$594,679,137)                                      $  470,978,085
                  Cash                                                                                            1,057,496
                  Receivables:
                     Interest                                                              $   11,177,920
                     Securities sold                                                            3,694,634
                     Contributions                                                              1,556,161
                     Dividends                                                                      5,562
                     Securities lending--net                                                          903        16,435,180
                                                                                           --------------
                  Prepaid expenses and other assets                                                                  78,563
                                                                                                             --------------
                  Total assets                                                                                  488,549,324
                                                                                                             --------------

Liabilities:      Payables:
                     Securities purchased                                                      10,572,155
                     Withdrawals                                                                  714,561
                     Investment adviser                                                           130,328        11,417,044
                                                                                           --------------
                  Accrued expenses                                                                                   49,163
                                                                                                             --------------
                  Total liabilities                                                                              11,466,207
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  477,083,117
                                                                                                             ==============

Net Assets        Investors' capital                                                                         $  600,784,169
Consist of:       Unrealized depreciation on investments--net                                                 (123,701,052)
                                                                                                             --------------
                  Net assets                                                                                 $  477,083,117
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


STATEMENT OF OPERATIONS

MASTER U.S. HIGH
YIELD TRUST       For the Year Ended March 31, 2003
Investment        Interest                                                                                   $   49,477,908
Income:           Dividends                                                                                       1,483,206
                  Securities lending--net                                                                            24,123
                  Other                                                                                             356,050
                                                                                                             --------------
                  Total income                                                                                   51,341,287
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    1,655,006
                  Accounting services                                                             250,810
                  Professional fees                                                                74,854
                  Trustees' fees and expenses                                                      55,799
                  Custodian fees                                                                   28,837
                  Pricing fees                                                                     15,587
                  Printing and shareholder reports                                                  2,916
                  Other                                                                            13,938
                                                                                           --------------
                  Total expenses                                                                                  2,097,747
                                                                                                             --------------
                  Investment income--net                                                                         49,243,540
                                                                                                             --------------

Realized &        Realized loss on investments--net                                                            (99,730,509)
Unrealized        Change in unrealized depreciation on investments--net                                          63,802,463
Gain (Loss) on                                                                                               --------------
Investments--Net: Total realized and unrealized loss on investments--net                                       (35,928,046)
                                                                                                             --------------
                  Net Increase in Net Assets Resulting from Operations                                       $   13,315,494
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the
                                                                                                      Year Ended
MASTER U.S. HIGH                                                                                      March 31,
YIELD TRUST       Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                   $   49,243,540    $   61,293,372
                  Realized loss on investments--net                                          (99,730,509)      (72,399,132)
                  Change in unrealized depreciation on investments--net                        63,802,463         5,549,217
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets resulting from operations              13,315,494       (5,556,543)
                                                                                           --------------    --------------

Capital           Proceeds from contributions                                                 254,309,091       226,749,239
Transactions:     Fair value of withdrawals                                                 (340,932,265)     (233,233,572)
                                                                                           --------------    --------------
                  Net decrease in net assets derived from capital transactions               (86,623,174)       (6,484,333)
                                                                                           --------------    --------------

Net Assets:       Total decrease in net assets                                               (73,307,680)      (12,040,876)
                  Beginning of year                                                           550,390,797       562,431,673
                                                                                           --------------    --------------
                  End of year                                                              $  477,083,117    $  550,390,797
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

                                                                                      For the                For the Period
                                                                                     Year Ended             Sept. 1, 2000++
MASTER U.S. HIGH  The following ratios have been derived from                        March 31,                to March 31,
YIELD TRUST       information provided in the financial statements.            2003              2002             2001
Total Investment
Return:**                                                                        4.63%            (1.06%)                --
                                                                          ============       ============      ============

Ratios to         Expenses                                                        .44%               .42%             .45%*
Average                                                                   ============       ============      ============
Net Assets:       Investment income--net                                        10.41%             11.35%           12.13%*
                                                                          ============       ============      ============

Supplemental      Net assets, end of period (in thousands)                $    477,083       $    550,391      $    562,432
Data:                                                                     ============       ============      ============
                  Portfolio turnover                                            81.87%             48.56%            30.71%
                                                                          ============       ============      ============

*Annualized.
**Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
++Commencement of operations.

See Notes to Financial Statements.




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


NOTES TO FINANCIAL STATEMENTS


MASTER U.S. HIGH
YIELD TRUST


1. Significant Accounting Policies:
Master U.S. High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Trust.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a "pass through" entity for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized gains and losses of the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the average daily value of the Trust's net assets. FAM has entered into a Sub-Advisory Agreement with Merril Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended March 31, 2003, MLIM, LLC received $10,340 in securities lending agent fees.

During the year ended March 31, 2003, the Trust paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $342 for security price quotations.

For the year ended March 31, 2003, the Trust reimbursed FAM $13,442 for certain accounting services.

In addition, MLPF&S received $28,016 in commissions on the execution of portfolio security transactions for the Trust for the year ended March 31, 2003.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K. and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2003 were $345,793,795 and $368,767,853, respectively.

Net realized losses for the year ended March 31, 2003 and net unrealized losses as of March 31, 2003 were as follows:


                                    Realized          Unrealized
                                     Losses             Losses

Long-term investments            $  (99,730,509)    $ (123,701,052)
                                 ---------------    ---------------
Total                            $  (99,730,509)    $ (123,701,052)
                                 ===============    ===============


As of March 31, 2003, net unrealized depreciation for Federal income tax purposes aggregated $118,306,770, of which $15,471,637 related to appreciated securities and $133,778,407 related to depreciated securities. At March 31, 2003, the aggregate cost of investments for Federal income tax purposes was $589,284,855.




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


MASTER U.S. HIGH
YIELD TRUST


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Trust did not borrow under the credit agreement during the year ended March 31, 2003.



INDEPENDENT AUDITORS' REPORT


To the Investors and Board of Trustees of Master U.S. High Yield Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master U.S. High Yield Trust as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master U.S. High Yield Trust as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 20, 2003




Merrill Lynch U.S. High Yield Fund, Inc., March 31, 2003


OFFICERS AND DIRECTORS/TRUSTEES

                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                                                                                           Fund Complex      ships
                     Position(s)    Length                                                 Overseen by      Held by
                         Held      of Time                                                  Director/      Director/
Name, Address & Age   with Fund     Served    Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Interested Director/Trustee

Terry K. Glenn*        President   1999 to    President and Chairman of Merrill Lynch         118 Funds     None
P.O.Box 9011           and         present    Investment Managers, L.P. ("MLIM")/Fund       162 Portfolios
Princeton,             Director/   and        Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011          Trustee     1998 to    Funds since 1999; Chairman (Americas
Age: 62                            present    Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and
                                              FAM (which terms as used herein include
                                              their corporate predecessors) from 1983
                                              to 2002; President of FAM Distributors.
                                              Inc. ("FAMD") from 1986 to 2002 and
                                              Director thereof from 1991 to 2002;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President
                                              of Princeton Administrators, L.P. from
                                              1989 to 2002; Director of Financial Data
                                              Services, Inc. from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton
Administrators, L.P.  The Director's/Trustee's term is unlimited.
Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.




Independent Directors/Trustees*
Ronald W. Forbes       Director/   1998 to    Professor Emeritus of Finance, School of         45 Funds     None
P.O. Box 9095          Trustee     present    Business, State University of New York at     51 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 62                                       Urban Institute from 1995 to 1999.


Cynthia A. Montgomery  Director/   1998 to    Professor, Harvard Business School since         45 Funds     Unum
P.O. Box 9095          Trustee     present    1989; Director, Unum Provident Corporation    51 Portfolios   Provident
Princeton,                                    since 1990; Director, Newell Rubbermaid,                      Corporation;
NJ 08543-9095                                 Inc. since 1995.                                              Newell
Age: 50                                                                                                     Rubber-
                                                                                                            maid, Inc.


Charles C. Reilly      Director/   1998 to    Self-employed financial consultant since         45 Funds     None
P.O. Box 9095          Trustee     present    1990.                                         51 Portfolios
Princeton,
NJ 08543-9095
Age: 71


Kevin A. Ryan          Director/   1998 to    Founder and Director Emeritus of The Boston      45 Funds     None
P.O. Box 9095          Trustee     present    University Center for the Advancement of      51 Portfolios
Princeton,                                    Ethics and Character; Professor of
NJ 08543-9095                                 Education at Boston University from 1982
Age: 70                                       to 1999 and Professor Emeritus since
                                              1999.


Roscoe S. Suddarth     Director/   2000 to    President, Middle East Institute from 1995       45 Funds     None
P.O. Box 9095          Trustee     present    to 2001; Foreign Service Officer, United      51 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 67                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to the
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director/   1998 to    Dean Emeritus of New York University,            45 Funds     Bowne &
P.O. Box 9095          Trustee     present    Leonard N. Stern School of Business           51 Portfolios   Co., Inc.;
Princeton,                                    Administration since 1994.                                    Vornado
NJ 08543-9095                                                                                               Operating
Age: 65                                                                                                     Company;
                                                                                                            Vornado
                                                                                                            Realty Trust;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg      Director/   2000 to    Self-employed financial consultant since         45 Funds     None
P.O. Box 9095          Trustee     present    1994.                                         51 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.




                     Position(s)    Length
                         Held      of Time
Name, Address & Age   with Fund    Served*    Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice        1998 to    First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011          President   present    since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,             and         and        1999; Vice President of FAMD since 1999; Director of MLIM Taxation since
NJ 08543-9011          Treasurer   1999 to    1990.
Age: 42                            present


B. Daniel Evans        Vice        2002 to    Director (Global Fixed Income) of MLIM since 2000; Vice President of
P.O. Box 9011          President   present    MLIM from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 58


David Clayton          Secretary   2002 to    Vice President (Legal Advisory) of MLIM since 2000; Attorney in private
P.O. Box 9011                      present    practice from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 35


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.



Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2)Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. High Yield Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. High Yield Fund, Inc.


Date: May 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. High Yield Fund, Inc.


Date: May 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. High Yield Fund, Inc.


Date: May 21, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.